UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

PACIFIC CLEAN WATER TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54392	27-1662208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 N. Rose Drive #607, Placentia, CA 92870
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (714) 809-7881

UNSEEN SOLAR, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    Effective, December 12, 2012, we changed our name to:  Pacific Clean Water Technologies, Inc.

Item 8.01     Other Events.

    In conjunction with our name change to “Pacific Clean Water Technologies, Inc.,” effective December 12, 2012, our trading symbol has changed to “PCWT.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Clean Water Technologies, Inc. a Delaware corporation

Dated: December 12, 2012	By:	/s/ Craig S. McMillan
Craig S. McMillan Chief Executive Officer